UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2005

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On March 15, 2005, SIRVA, Inc. (“SIRVA”) issued a news release (the “News Release”) regarding the matters disclosed under Items 4.02(a) and 8.01 below, which include adjustments to previously issued financial statements and changes to SIRVA’s estimate of its financial results for the fourth quarter and full year ended December 31, 2004.  The News Release is attached hereto as EXHIBIT 99.1.

Item 4.02(a)          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 10, 2005, SIRVA’s board of directors, in consultation with SIRVA management, concluded that previously issued financial statements for the years ended December 31, 2003, 2002, 2001 and 2000, quarterly financial statements for the first three quarters of fiscal year 2004 and quarterly financial information for the first three quarters of fiscal years 2003 and 2002 should not be relied upon because of errors in those financial statements.

On January 31, 2005, SIRVA announced that it had identified approximately $21 to $25 million of unanticipated charges as a result of its internal review of accounting practices and material balance sheet accounts.  Based on the results of the ongoing reviews, SIRVA now anticipates the magnitude of unanticipated pre-tax charges to be approximately $33 million.  SIRVA currently estimates that approximately $11 million of these charges affect its fourth quarter 2004 results, and that approximately $22 million of these charges relate to accounting errors that will require restatements of previously issued financial statements, broken down as follows:

•      $14 million related to SIRVA’s insurance business;

•      $3 million related to SIRVA’s European operations; and

•      $5 million related primarily to corrections to SIRVA’s accounting for facilities leases and associated rent escalation clauses.

The board of directors and management have discussed the matters disclosed in this Item 4.02(a) with PricewaterhouseCoopers LLP, SIRVA’s independent registered public accounting firm.  SIRVA cautions, however, that the Audit Committee Review (as defined below) has not been completed, and SIRVA has not finalized its internal review or its annual 2004 financial statements, and, accordingly, the company’s independent registered public accounting firm has not completed the audit of SIRVA’s 2004 financial statements or the company’s restated financial statements.  As a result, the numbers contained in the News Release and this Current Report are based on current estimates and are  subject to change.

The News Release is incorporated in this Item 4.02(a) by this reference.

Item 8.01               Other Events.

The News Release is incorporated in this Item 8.01 by this reference.

Late Filing of Form 10-K for the Year Ended December 31, 2004

The News Release discloses that the filing of SIRVA’s annual report on Form 10-K for the year ended December 31, 2004 will be delayed beyond the March 16, 2005 deadline.  SIRVA plans to file a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission (“SEC”) on or before March 17, 2005.  The delay in filing is necessary to allow SIRVA to complete the 2004 financial statements and the restatement of the annual financial statements for the periods described in Item 4.02(a) above, and to allow for the completion of SIRVA’s internal review and the Audit Committee Review (as defined below).

Sarbanes-Oxley Section 404 Compliance

SIRVA management believes the accounting errors that gave rise to the restatements were the result of material weaknesses in internal control over financial reporting in its insurance and European operating units.  The Public Company Accounting Oversight Board has stated that a restatement is a “strong indicator” of a material weakness in internal control over financial reporting.   As a result of these material weaknesses, management will conclude in the company’s Form 10-K that internal control over financial reporting was ineffective as of December 31, 2004, and SIRVA expects an adverse opinion with respect to internal controls over financial reporting from its independent registered public accounting firm.

Audit Committee Review and SEC Informal Inquiry

The audit committee of SIRVA's board of directors is conducting an ongoing review (the "Audit Committee Review") of certain of SIRVA's financial reporting practices and related processes, and has engaged outside legal and financial advisors to assist in its review. SIRVA is cooperating fully with an informal inquiry from the SEC related to the company's recent earnings guidance announcement for the fourth quarter and full y ear ended December 31, 2004.

Credit Agreements

Under the terms of SIRVA’s credit agreements, it is required to provide audited financial statements to its lenders by April 7, 2005.  SIRVA is currently in discussions with its lenders regarding an extension of time to fulfill this requirement and certain other amendments to its credit agreements.

Based on conversations with its lenders on March 15, 2005, SIRVA Worldwide, Inc. (“SIRVA Worldwide”), a subsidiary of SIRVA, expects to request an amendment to its credit agreement, dated as of December 1, 2003, as amended (the “Credit Agreement”).  SIRVA Worldwide expects the amendment request to include:

•      a 90-day extension of time to deliver audited financial statements of SIRVA Worldwide and SIRVA for the year ended December 31, 2004;

•      a 60-day extension of time to deliver unaudited financial statements of SIRVA Worldwide and SIRVA for the quarter ending March 31, 2005;

•      an increase in the required leverage coverage ratio;

•      providing a basket to sell certain transportation related assets with a net book value not to exceed $5 million in a transaction or series of transactions in which the non-cash portion of the consideration is not restricted to 25%;

•      clarifying that SIRVA's relocation securitization programs do not create Attributable Debt (as defined in the Credit Agreement) for purposes of the leverage ratio; and

•      providing that certain of SIRVA's relocation business receivables can be sold into the existing securitization programs.

Strategic Alternatives for Insurance Business

SIRVA also announced that it has engaged Goldman Sachs to explore strategic alternatives for its insurance business.

Item 9.01               Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

N/A

(b)          Pro Forma Financial Information.

N/A

(c)           Exhibits.

Exhibit Number	Description
99.1	News release, dated March 15, 2005, of SIRVA, Inc., announcing the decision to restate certain of its financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: March 16, 2005
	By:	/s/ RALPH A. FORD
	Name:	Ralph A. Ford
	Title:	Senior Vice President, General Counsel & Secretary